UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2020

Fate Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36076	65-1311552
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3535 General Atomics Court, Suite 200 San Diego, CA 92121
(Address of principal executive offices, including zip code)

(858) 875-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	FATE	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On December 4, 2020, Fate Therapeutics, Inc. (“Fate”) and Ono Pharmaceutical Co., Ltd. (“Ono”) entered into a letter agreement (“Letter Agreement”) in connection with the Collaboration and Option Agreement between Fate and Ono dated September 14, 2018 (the “Agreement”).

Pursuant to the Agreement, Fate and Ono are conducting research for the joint development and commercialization of two off-the-shelf iPSC-derived chimeric antigen receptor (CAR) T-cell product candidates.  The first off-the-shelf, iPSC-derived CAR T-cell candidate (“Collaboration Candidate 1”) targets an antigen expressed on certain lymphoblastic leukemias, and the second off-the-shelf, iPSC-derived CAR T-cell candidate (“Collaboration Candidate 2”) targets an antigen expressed on certain solid tumors.  Fate has granted to Ono, during a specified period of time, an option to obtain an exclusive license under certain intellectual property rights to develop and commercialize (a) Collaboration Candidate 1 in Asia, with Fate retaining rights for development and commercialization in all other territories of the world and (b) Collaboration Candidate 2 in all territories of the world, with Fate retaining the right to co-develop and co-commercialize Collaboration Candidate 2 in the United States and Europe under a joint arrangement with Ono whereby Fate is eligible to share at least 50% of the profits and losses.

Pursuant to the Letter Agreement, Ono delivered to Fate proprietary antigen binding domains targeting an antigen expressed on certain solid tumors, and nominated such antigen binding domains as the Ono Antigen Binding Domain for incorporation into Collaboration Candidate 2.  In connection with such nomination, Ono is obligated to pay Fate a milestone fee of $10 million for further research and development of Collaboration Candidate 2 under the Agreement, and Ono continues to maintain its option to Collaboration Candidate 2 under the Agreement.

In addition, Fate and Ono agreed to the termination of the Agreement with respect to Collaboration Candidate 1.  Fate retains all rights, in its sole discretion, to research, develop and commercialize Collaboration Candidate 1 throughout the world without any obligation to Ono.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 7, 2020

FATE THERAPEUTICS, INC.

By:	/s/ J. Scott Wolchko
J. Scott Wolchko
President and Chief Executive Officer